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                               AMENDMENT NO. 9 TO
                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT

     This Amendment No. 9 ("Amendment No. 9") to the ORBCOMM System Procurement Agreement is entered into as of the 30th day of June, 1999 between ORBCOMM Global, L.P. ("ORBCOMM Global") and Orbital Sciences Corporation ("Orbital").

                                   WITNESSETH:

     WHEREAS, the parties previously entered into the ORBCOMM System Procurement Agreement dated September 12, 1995 (the "Procurement Agreement") and Amendments No. 1, No. 2, No. 3, No. 4, No. 5, No. 6, No. 7 and No. 8 thereto; and

     WHEREAS, the parties wish to set forth their agreement pertaining to an equitable price adjustment to the Procurement Agreement for changes made and associated costs incurred by Orbital under the Procurement Agreement from January 1, 1999 to June 30, 1999 and additional services to be performed through September 30, 1999.

     NOW, THEREFORE, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

     Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Procurement Agreement.

                             ARTICLE 2 - AMENDMENTS

     Section 2.1 Section 3.1(a) of the Procurement Agreement shall be amended to add a new subparagraph (vi) immediately following subparagraph (v) that reads as follows:

     "(vi) Price Adjustment Changes From
           January 1, 1999 To September 30, 1999
           Outside the General Scope of the Agreement"           $ 3,181,995
                                                                 -----------


     Section 2.2 Section 3.1(a) of the Procurement Agreement shall be amended to delete the "TOTAL" price of $166,323,821 set forth therein and to replace it with the new "TOTAL" price of $169,505,816.

     Section 2.3 Section 4.1(b)(i) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

     "(i) Orbital shall be entitled to invoice ORBCOMM Global on a monthly basis for a maximum of 90% of its costs incurred during such month, other than costs associated with Sections 3.1(a)(iv), 3.1(a)(v), 3.1(a)(vi), 3.1(c) and 3.1(d), plus to




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     the extent permitted by Section 4.1(f), such portion of the cost in excess of the maximum amount to be invoiced to ORBCOMM Global in accordance with such Section 4.1(f) and not previously invoiced and paid; provided, however, that Orbital shall not be entitled to invoice ORBCOMM Global under
     Section 4.1(a) and this Section 4.1(b)(i) in a cumulative total amount greater than $125,884,929."

     Section 2.4 Section 4.4(ii) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

     (ii) Notwithstanding anything in this Section 4 to the contrary, ORBCOMM Global agrees to pay to Orbital the principal amount of (a) $48,773,822 for work performed from October 1, 1997 to December 31, 1998 but not yet invoiced and (b) $7,181,995 for work performed from January 1, 1999 to June 30, 1999 but not yet invoiced and out of scope work to be performed through September 30, 1999, which amounts, collectively, include the costs set forth in Sections 3.1(a)(v) and (vi), on the earlier of

          (x) within thirty (30) days from the date of receipt of invoice, provided that, Orbital shall not submit an invoice for amounts set forth under Section 4.4(ii)(b) prior to September 30, 1999;
          (y)  December 31, 1999; or
          (z) five (5) days after receipt of net proceeds by ORBCOMM Global of at least $100,000,000 from any equity issuance (excluding stock options) or debt financings of ORBCOMM Global or ORBCOMM Corporation."

                            SECTION 3 - MISCELLANEOUS

     Section 3.1 This Amendment No. 9 shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the provisions, policies or principles thereof related to choice or conflict of laws.

     Section 3.2 No changes to the Procurement Agreement are authorized hereby except as otherwise specified in this Amendment No. 9.




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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 9 as of the day and year first above written.


                                          ORBCOMM GLOBAL, L.P.

                                          By:_______________________________
                                             Name:
                                             Title:

                                          ORBITAL SCIENCES CORPORATION

                                          By:_______________________________
                                             Name:  Jeffrey V. Pirone
                                             Title: Executive Vice President and
                                                    Chief Financial Officer